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Exhibit 32.1

LECG CORPORATION

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of LECG Corporation hereby certify that the Annual Report on Form 10-K of LECG Corporation for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

/s/ MICHAEL J. JEFFERY	/s/ STEVEN R. FIFE
Michael J. Jeffery	Steven R. Fife
Chief Executive Officer	Chief Financial Officer
March 14, 2008	March 14, 2008

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  Exhibit 32.1